Analyst & Investor Meeting

May 7, 2003 New York City

Overview of Sovereign

Jay Sidhu

Chairman, President and Chief Executive Officer

2

Forward Looking Statements
•	This presentation contains statements of Sovereign’s strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value
•	These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements
•	Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company’s operations, pricing, products and services

3

Operating and Cash Earnings Per Share
•	This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”)
•	Sovereign’s management uses the non-GAAP measures of Operation Earnings and Cash Earnings in their analysis of the company’s performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges.
•	Operating earnings in 2002 and 2003 represents net income adjusted for the after-tax effects of merger-related and integration charges and the loss on early extinguishment of debt
•	Cash earnings are operating earnings adjusted to remove the after-tax effect of amortization of intangible assets and stock-based compensation expense associated with stock options, restricted stock, bonus deferral plans and ESOP awards
•	Since certain of these items and their impact on Sovereign’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign’s core businesses
•	These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

4

Agenda

8:30-9:15 a.m.	Opening Introduction and Comments Jay Sidhu, Chairman, President & CEO

9:15-9:55 a.m.	Commercial Banking
Joe Campanelli, President & COO, SB New England
Jim Lynch, Chairman & CEO, SB Mid-Atlantic
Marshall Soura, Managing Director, Global Solutions Group
Jim Calla, Managing Director, Capital Markets

9:55-10:35 a.m.	Consumer Banking
Larry Thompson, President & COO, Consumer Banking Division
Community Banking
Bruce Iacobucci, Co-Managing Director
Charles Begley, Co-Managing Director
Consumer Lending
Jim Cosman, Managing Director
Net Banking Scott
Abercrombie, Managing Director
Mortgage Banking
Joe Blaston, Managing Director

5

Agenda

10:35-10:50 a.m.	Break and Refreshments

10:50-11:15 a.m.	Credit Risk Management Dennis Marlo, Chief Risk Management Officer Bob Rose, Chief Credit Policy Officer

11:15-11:55 a.m.	Interest Rate Risk and Financial Overview
Jim Hogan, Chief Financial Officer, Sovereign Bancorp
Mark McCollom, Chief Financial Officer, Sovereign Bank
Panel:
Tom Brugger, Treasurer
Kurt Swartz, Managing Director, Tax
Larry McAlee, Chief Accounting Officer
Larry Davis, Controller

11:55-12:15 p.m.	Closing Comments and Q & A

6

Sovereign is a Commercial Banking Company Serving Philadelphia to Boston and Beyond...

•	$41 Billion Bank
•	525 Branches & nearly 1,000 ATMs
•	The 25th Largest Banking Company in the U.S.
•	Top 20 Small Business Lenders in the U.S.

Demographics
	SOV’s Mkt	U.S.
Per Capita Income	$33,243	$ 28,542
Deposit Growth	9.6%	5.8%
New Business Starts	33,891	379,683

7

Diverse, Higher Margin Loan Mix

8

Dramatically Improved, Low-Cost Deposit Mix

December 31, 1999

Time Deposits
Checking
23%
47%
30%
Other Core

1/00 Bal. – $11.7 Billion
1/00 Cost – 3.57%

Core Spread 4.20%

→

March 31, 2003

Time Deposits
Checking
25%
41%
Other Core
34%

3/03 Bal. – $26.7 Billion
3/03 Cost – 1.44%

Core Spread 4.35%

9

Strong Consumer and Corporate Bank

Consumer Bank

($ Billion at Mar. 31)
$25
$20
$15
$10
$5
$0
$13.3
$21.3
Average Loans
Average Deposits

Corporate Bank

($ Billion at Mar. 31)
$15
$10
$5
$0
$10.3
$5.3
Average Loans
Average Deposits

10

Sovereign is a Disciplined Acquirer...
	Franchise Premium/ Deposits*	Average

Sovereign
Sovereign-Main Street (2001)	6%
Sovereign-Fleet (1999)	12%	11%
Sovereign-CoreStates (1998)	15%
Competitors
Citizens’-Last 2 Deals (2002 & 2003)	22%	22%
Banknorth’s Last 2 Deals (2002)	22%
Other
Target’s Assets $100MM - $50B
since 1998 (698 Deals)	16%	18%
Target’s Assets $5 - $50B
since 1999 (19 Deals)	20%

*	(Deal Value Less Target’s Tangible Book) Divided by Target’s Total Deposits. Source: SNL DataSource

11

Strong Earnings Growth

5 year Operating Earnings
CAGR of 21%
5 year Cash Earnings
CAGR of 22%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
1998
1999
2000
2001
2002
Operating Earnings
Cash Earnings

12

Strong & Consistent Growth in Shareholder Wealth Creation

13

Non-Financial Highlights 2002 and More Recent
•	Fortune Magazine named Sovereign as one of the Top 10 most admired companies in the U.S. within its industry classification
•	Standard & Poor’s equity research recently upgraded Sovereign to a five star rating, S&P’s highest
•	Forbes Magazine placed Sovereign on the Platinum 400 list of companies in the January 2003 edition
•	Moody’s, Standard and Poor’s, and Fitch upgraded Sovereign

14

Our Performance versus 2002 Analyst Day Goals

15

Achievement of Goals in 2002

Operating EPS of $1.22 to $1.27 per diluted share, after $.03 in stock option expense

Operating EPS was $1.28, up 14% compared to $1.12 in 2001

16

Achievement of Goals in 2002

Cash EPS of $1.45 to $1.50 per diluted share

Cash EPS of $1.51 reported in 2002

17

Achievement of Goals in 2002

Increase fee-based revenues by ~ 15% on average each year

Consumer and Commercial Banking Fee Income up 14% and 25%, respectively, in 2002

18

Achievement of Goals in 2002

Increase low-cost core deposits by 7% - 10% annually on average

Same store core deposit growth of 20% in 2002

19

Achievement of Goals in 2002

Grow consumer and commercial loans by 8% - 10% annually on average

In 2002, consumer loans grew 22.5% and commercial loans grew 13.7%, excluding loans acquired in the Main Street acquisition

20

Achievement of Goals in 2002

Pay down $ .8 billion in high-cost holding company debt by 2005; $1.3 billion by 2006

21

Achievement of Goals in 2002

Return to investment grade status with rating agencies

Sovereign upgraded to `investment grade’ by Standard & Poor’s in 2002 and Fitch in March 2003

Upgraded by Moody’s in March 2003, now ‘investment grade’ at Bank

22

Achievement of Goals in 2002

Increase Holding Company Tier 1 ratio from 4.21% at December 31, 2001 to about 5.00% by December 31, 2002

Tier 1 Leverage ratio was 5.01% at December 31, 2002

23

New England Division Performance Far Exceeds Expectation...
Sovereign Bank New England Business Snapshot

Core Deposits

($ Billion at Mar. 31)

$10
$5
$0
$6.9
$3.4
Retail Core
Commercial Core

Consumer Core Growth = 21%
Commercial Core Growth =13%
Total Deposit Fee Growth = 63%

Loans

($ Billion at Mar. 31)

$10
$5
$0
$5.8
$5.9
Consumer Loans *
Commerical Loans *

Consumer Loan Growth = 71%
Commercial Loan Growth = 44%

* Includes prior lending activities in N.E. acquired in 1997

24

Sovereign’s Strengths, Weaknesses, Opportunities & Threats

25

Our Strengths

•	Absolute clarity about vision, mission, values and strategy
•	Strong, very experienced and cohesive leadership team with extensive team member development programs
•	Alignment of goals with reward systems and creation of shareholder value
•	Exceptional franchise in terms of market share and demographics

26

Our Strengths...continued

•	Large, stable, and low-cost core deposit base
•	Highly diversified and granular loan portfolio
•	Accelerating fee-based revenues and cross-selling metrics
•	Very strong internal generation of equity

27

Our Weaknesses

•	Holding company debt is a drag on performance
•	Holding company capital is currently below peer group
•	Cross-sale statistics are below six services per relationship
•	Bank does not possess desired market share in some geographic markets

28

Opportunities

•	Retire all expensive debt by 2006
•	Excellent environment to gain greater penetration in existing customer base
•	Competitive landscape provides enormous opportunities to attract new customers
•	Increase revenues at twice the rate of expenses
•	Ability to show above average earnings per share growth
•	Numerous suitable, fill-in acquisition opportunities

29

Threats

•	Continued soft economy or double-dip recession - including lower interest rates with a flat yield curve
•	Competitive landscape may become more fierce with irrational pricing
•	Regulatory environment may become more stringent, limiting growth

30

Sovereign’s Critical Success Factors

31

Superior Asset Quality

	Large Banks*		SOV
	12/01	12/02	12/01	12/02

NPAs / Assets	.71%	.72%	.69%	.65%

NPLs / Loans	1.12%	1.18%	1.11%	1.00%

NCOs / Avg. Loans	.83%	.93%	.43%	.59%

*	Data per SNL Financial; Top 25 largest banking institutions with at least 25% commercial loans to total loans

32

Superior Risk Management

•	Strong Credit, Interest Rate, and Operating Risk Management Culture
•	Maintaining margin in a volatile interest rate environment

Net Interest Margin

‘01	_____________________________________•	3.57%
‘02	___________________________________•	3.61%
1Q03	_________________________________•	3.50%

33

Strong Sales and Service Culture

•	Sales and service an integral part of culture
•	Sales measured and rewarded regularly
•	Red Carpet Customer Service guarantees by all areas of the bank

34

Productivity and Expense Control

•	Decrease efficiency ratio to the high 40’s by 2005

Efficiency Ratio

‘01	__________________________________•	53.49%
‘02	________________________________•	53.23%
1Q03	______________________________•	51.98%

35

Our Philosophy for Superior Execution

36

Our Philosophy for Superior Execution

•	Building and maintaining a strong and cohesive team
•	Embracing a culture that breeds great companies
•	Aligning team member and shareholder interests
•	Differentiating our company based on superior customer service
•	Optimizing our franchise
•	Strong corporate governance culture

37

Building and Maintaining a Strong and Cohesive Team

•	We invest heavily in continuous efforts to attract, retain and develop the best, brightest, most driven and dedicated team members who are passionate about achieving our company’s vision, mission and goals and their own individual business and developmental goals
•	We are convinced that managing talent effectively leads to superior financial performance and above average growth
•	We have found that our ‘super-star’ rated team members often outperform average team members by 50% or more

38

Building and Maintaining a Strong and Cohesive Team...continued

•	We evaluate leaders for strong business skills, outstanding human skills and a commitment and passion for excellence
•	Our reward systems are based on achievements and leadership qualities
•	All our leaders have customized personal development plans
•	We have a senior level Managing Director of Organizational Development and a Chief Learning Officer committed to assisting with leadership development

39

Embracing a Culture that Breeds Great Companies

•	We believe that there must be absolute clarity about the company’s vision, mission, values and strategy, and that they need to be communicated and discussed regularly with all team members
•	We continue to build a culture that is based upon mutual trust, respect and candor
•	We always strive for open and honest communications among team members at all levels

40

Embracing a Culture that Breeds Great Companies...continued

•	Team members have knowledge of how one’s goals contribute toward the achievement of the company’s goals, mission and vision
•	We have absolute alignment of performance with our recognition and reward systems
•	Alignment of management’s long-term goals with shareholders...no bonuses if predetermined goal is not met

41

Management & Director Alignment with Shareholder Value Maximization

Management Stock Ownership Requirements

Chairman & CEO	6 times base*
Office of Chairman (“OOC”)	3 times base*
Direct reports of OOC	1 times base*

*excluding options & ESOP

Directors Stock Ownership Requirements

Directors	$100,000 of stock excluding options

42

Aligning Team Member and hareholder Interests

Insiders own ~ 28 million shares* or 10%

•	Stock option grants run deep into Sovereign’s structure and are expensed
•	All leaders and most other team members are on performance-based cash and stock compensation plans
•	Participation in our Team Member Stock Purchase plan runs deep into our organizational structure

*Includes outstanding options

43

Differentiating our Company Based on Superior Customer Service

•	We are absolutely clear about our relationship-oriented banking strategy for both consumers and business customers
•	To the best of our knowledge, we are the only bank in our marketplace to guarantee service levels to all customers
•	We understand that superior service drives sales and customer retention
•	We measure service quality on a regular basis for the purpose of recognizing and rewarding our team members for superior service

44

Outstanding Customer Service...Guaranteed

Red Carpet Service - we perform or pay our customers
•	Wait no longer than five minutes in a teller line
•	Customers have access to Sovereign representatives 24 hours a day, 7 days a week
•	We will return customer telephone calls and emails the same business day, if received by 3:00 PM EST
•	We provide and mail accurate account statements within 7 days
•	Our ATMs are always available
•	We greet our customers and thank them for banking with us

45

Optimizing Our Franchise

•	Our goal is to be the principal financial service provider for all our customers by providing customized solutions that meet or exceed our customers’ expectations
•	A true sales and service culture exists at Sovereign with daily, weekly and monthly tracking, and alignment with recognition and reward systems
•	We strive to sell 6+ services to every customer
•	We are pursuing top market share in each of our local markets

46

Strong Corporate Governance Culture

•	In September 2002, we publicly announced that Sovereign was substantially in compliance with NYSE’s proposed new listing standards relating to corporate governance and the requirements of the Sarbanes-Oxley Act of 2002 relating to corporate governance and financial statement integrity
•	Since 1989, Sovereign’s Board has consisted entirely of non-management directors, except for the CEO

47

Strong Corporate Governance Culture

•	Since 1995, Sovereign’s Board has maintained an Ethics and Corporate Governance Committee consisting entirely of non-management directors, except for the CEO who last served on this Committee in 2002
•	Sovereign has maintained, since 1988, a written Code of Conduct and Ethics which covers conflict of interest, breaches of confidentiality, fair dealing, compliance with law and personal investing and trading in Sovereign’s common stock

48

ISS Corporate Governance Rating

Sovereign Bancorp outperformed 99.5% of the companies in the S&P 400 and 99.5% of the companies in the Banks group.

49

Sovereign’s Model for High Performance Banking

50

Sovereign’s High Performance Bank Model

Net Interest Income
Net Interest Margin	3.50% - 4.00%

•	Debt Paydown
•	Continued Equity Generation
•	A/L discipline
•	Core deposits

51

Sovereign’s High Performance Bank Model

Net Interest Income
Net Interest Margin	3.50% - 4.00%

Provision
NCO’s / Average Loans	.40% - .35%

•	Economy
•	Policy and Procedure Changes

52

Sovereign’s High Performance Bank Model

Net Interest Income
Net Interest Margin	3.50% - 4.00%

Provision
NCO’s / Average Loans	.40% - .35%

Non-Interest Income
Fee Income / Total Revenue	25% - 30%

•	Core Consumer and Corporate initiatives
•	No new lines of business assumed

53

Sovereign’s High Performance Bank Model

Net Interest Income
Net Interest Margin	3.50% - 4.00%

Provision
NCO’s / Average Loans	.40% - .35%

Non-Interest Income
Fee Income / Total Revenue	25% - 30%

Operating Expenses
Efficiency Ratio	Low 50%’s - High 40%’s

•	Striving for 2% - 4% annual expense growth

54

Sovereign’s High Performance Bank Model

Net Interest Income
Net Interest Margin	3.50% - 4.00%
Provision
NCO’s / Average Loans	.40% - .35%
Non-Interest Income
Fee Income / Total Revenue	25% - 30%
Operating Expenses
Efficiency Ratio	Low 50%’s - High 40%’s
Return on Assets	1.00% - 1.40%

Equity
Tier 1 Leverage	~7.00%
Tangible Common	5.00% +
Return on Equity	15.00% +

55

Selected Peer Group Analysis

As of March 31, 2003
	Core Deposits/ Total Deposits	Cost of Funds
MTB	68.40%	.91%

CF	65.22%	1.60%

NFB	76.79%	.88%

GPT	56.74%	1.42%

BNK	69.33%	.90%

SOV	74.77%	.93%

56

Selected Peer Group Analysis
	Tangible Premium/ Core Deposits	Tangible Premium/ Total Deposits
MTB	37.20%	25.44%

CF	21.09%	13.76%

NFB	37.65%	28.91%

GPT	39.65%	22.48%

BNK	20.33%	14.09%

SOV	12.22%	9.14%

Closing stock prices as of 4/25/03, deposit balances as of 3/31/03

57

SOV Valuation Discount and Convergence

20.0x
16.0x
12.0x
8.0x
4.0x
5/01/98
10/30/98
4/30/99
10/29/99
4/28/00
10/27/00
4/27/01
10/26/01
4/26/02
10/25/02
4/25/03
Sovereign
Lehman Brothers Mid Cap Bank Index

	Price / 2003 Earnings	Disc. to LB Mid Cap Bank Index
Sovereign	**10.5x**	**(16.1%)**
Lehman Brothers Mid Cap Bank Index	**12.5**	**-**

58

What You Should Expect from Sovereign

•	Deliver between 15-20% average annual returns for our shareholders
•	Stick to blocking and tackling for superior execution
•	No material acquisitions
•	Any smaller acquisitions must be accretive to earnings and capital
•	Continued top management focus on execution
•	Aim for higher than average valuation and higher credit ratings

59

Commercial Markets Group

Joseph P. Campanelli President & COO, SB New England

James L. Lynch Chairman & CEO, SB Mid Atlantic

60

Forward Looking Statements

•	This presentation contains statements of Sovereign’s strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value
•	These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements
•	Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company’s operations, pricing, products and services

61

Mission Statement

The Sovereign Commercial Markets Group
creates shareholder value through
controlled growth, providing customized
solutions and innovative marketing and
relationship strategies to service the needs
of small and middle market businesses.

62

Commercial Markets Group

J. Campanelli President & COO New England			Commercial Markets Group Shared Services			J. Lynch Chairman & CEO Mid-Atlantic

|		|	|		|	|		|

S.Issa Managing Director	–	P. Sullivan Managing Director	J. Calla Managing Director	–	M. Soura Managing Director	B. Linington Managing Director	–	L. Delp Managing Director

• C&I, RI & SE MA		• C&I, MA & CT	• Capital Markets		• Cash Management	• C&I, PA & NJ		• C&I, N Central PA
• CRE, NE		• Business Banking MA & CT	• Sovereign Securities Corp, LLC		• Trade Services	• CRE, Mid Atlantic
• Business Banking RI		• Healthcare			• Municipal Banking	• Business Banking, Mid Atlantic
• Precious Metals		• ABL, MA, CT & PA			• Strategic Alliances	• Warehouse Lending, Mid Atlantic
• ABL, RI & SE MA

T. Nadeau Managing Director	–	P. Ferrara Sr. Managing Director	S. Rinaldi Managing Director	–

• Wholesale Auto		• Equipment Finance	• Strategic Planning
• Indirect Sales		• Vehicle Funding	• Commercial Lending OPS
• Field Examinations
• Compliance
• MIS
• Small Business Underwriting

63

Senior Leadership Team

Name	Business Unit	Years In Banking	Prior Institutions

Joseph Campanelli	President & COO New England	24	Fleet, Shawmut

James Lynch	Chairman & CEO Mid Atlantic	33	Continental, Midlantic, Prime, Summit, Fleet

Barry Linington	Commercial Lending - PA/NJ	31	Independence Bancorp, First Pennsylvania Bank

Lawrence Delp	Commercial Lending - Central PA	28	Phil National Bank, First Union, CoreStates

Patrick Sullivan	Commercial Lending Massachusetts Healthcare & Asset Based Lending	22	Banknorth, Bank of Ireland

Steve Issa	Commercial Lending Rhode Island & Southeastern Massachusetts	24	Bank of Rhode Island, Shawmut

Thomas Nadeau	Automotive Finance Group	20	Bay Bank

Marshall Soura	Global Solutions Group	41	BankBoston, Bank One, Bank of America

James Calla	Capital Markets Group	25	First Penn, Fidelity, Merrill Lynch, Corestates

Peter Ferrara	Equipment Finance & Leasing	19	Network Capital

Salvatore Rinaldi	Administration/Operations	29	Fleet, Shawmut

64

Strategic Profile

•	Highly skilled, experienced, Relationship Managers well-entrenched in local markets empowered to make decisions within Sovereign’s disciplined credit culture
250 Relationship Managers from Philadelphia to North of Boston
Supported by:
— Portfolio Managers & Financial Analysts
— Loan Administrators & Operational Technicians
— Planning & Administrative Personnel
— Cash Management & Capital Market Specialists
— Alliance Sales & Customer Service Professionals
— Business Partners; Trust & Wealth Mgmt, Market Area Managers, etc.

65

Commercial Markets Group

Business Profile

Comm’l Lending

•	Diversified Customer Base
•	250 RM’s
•	Extensive Product Menu

Capital Markets

•	Interest Rate Derivatives
•	Broker / Dealer
•	Foreign Exchange
•	Money Markets
•	Mergers & Acquisitions
•	Securitization

Global Solutions

•	Cash Management
•	Merchant Services
•	Insurance Services
•	Business Payment Solutions
•	Trade Finance

66

Market Segments - Sales Level

67

Competitive Environment

Best of Big Banks

Commercial Banking
Trade Finance
Real Estate Lending
Capital Markets Products
Cash Management
Equipment and Vehicle Finance
Structured Finance
Automotive Finance
Asset Based Lending
Real Estate Lending Precious Metals Financing
Internet Banking
Telephone Banking
Payroll Services Merchant Services
Investment Accounts
Insurance Products

Community-Based Delivery
Target Markets Middle Market Companies & Employees Small Business Owners & Operators Consumers - Employee Base of Clients

68

Commercial Markets Group

Loan Outstandings by Business Line @ 12/31/02 Total Outstandings = $10,261 Million

69

Loan Outstandings by Credit Exposure
as of 12/31/02

Over $25MM
$1.7BB / 51 Accts
$10.0-$25MM
$2.6BB / 279 Accts
$5.0-$10.0MM
$1.6BB / 346 Accts
$2.5-$5.0MM
$1.2BB / 499 Accts
Under $2.5MM
$3.3BB / 25,617 Accts
Total Loans: $10.3 Billion

70

2002 Full Year - Commercial Markets

($ Millions)	Full Year Avg 12/31/02

New Credit Originations	$4,903.7

Loan Balances	$9,565.3

Interest Income	$559.2

Other Income	$69.7

General & Administrative Expense	$131.0

Net Charge Offs	$79.8

Deposits	$5300.0

Portfolio Yield	5.90%

71

Critical Success Factors

•	Stable/Solid Asset Quality
•	High Level of Productivity
•	Low Interest Rate Risk
•	Sales, Service & Team Member Growth

72

Commercial Markets Group
Financial Profile - 2002 Actuals

73

Commercial Markets Group
Financial Profile - 2003 & Beyond Goals

74

Commercial Markets Group
Financial Profile - 2003 & Beyond Goals

75

Commercial Markets Group
Financial Profile - 2003 & Beyond Goals

76

Commercial Markets Group
Financial Profile - 2003 & Beyond Goals

77

Commercial Markets Group
Financial Profile - 2003 & Beyond Goals

78

Operating Performance Standards

Objectives	Performance Standards
Maintain Asset Quality	• Net Charge-Off Ratio
• Weighted Risk Ratings
• Delinquencies & Non-Accruals

Accelerate Profitable Growth	• New Loan Originations
• Deposit Growth
• Fee Income Opportunities

Control Expenses	• Efficiency Ratio
• Servicing Metrics by Group

Expand Relationships	• Cross-Sell Existing Customers
• Revenue per Relationship
• Customer Retention

79

Fully Integrated Solutions

80

Executing the Strategy

•	Develop “Best In Class” Operating Performance Standards
•	Drive a “World Class” Sales Culture
•	Instill a Disciplined “Red Carpet Service” Approach
•	Maximize Growth Opportunities
•	Know your Customer Base
•	Manage & Control Risk
•	Continued Development of Leadership Team
•	Establish Factory Approach

81

Next Steps

•	Maintain Stable/Solid Asset Quality
•	Increase Sales per Customer
•	Grow Corporate Loans and Deposits
•	Expand Product Offering
•	Maximize Efficiencies
•	Increase Fee-Based Revenues
•	Continued Development of Leadership Team
•	Expand Net Interest Margin on Loans

82

Global Solutions Group

Providing customized solutions, expanding share of wallet and attaining sustainable double digit growth

Marshall P. Soura

Executive Vice President and Managing Director Global Solutions Group

83

Global Solutions Group	Functional Chart

Managing Director Marshall P. Soura

|	|	|	|	|	|	|	|

Cash Management Sales Phil Picillo	Government Banking Rosalin Sayre	International Trade Banking Dennis Dubois	Financial Institutions Michael Cronin	Marketing Cyndi Gadberry	Client Services Peter Castiglia	Product Management Len Goodman	Business Management Eduardo Tobon

• Revenue retention	• Revenue retention	• Revenue retention	• Revenue retention	• Market segmentation	• Major client administration	• Product strategy & tactics	• Strategic marketing alliances
• New sales	• New sales	• New sales	• New sales	• Product Packaging	• Call center management	• Product profitability	• Strategic & financial analysis
		• Product strategy & tactics		• Proposal preparation	• Service activation	• Product development/ enhancements	• Balance management
		• Product profitability		• Technical writing	• Technology support		• Policy and procedures
		• Product development/ enhancements		• Client events			• Risk monitoring and control
		• Structured Trade Finance		• Client communication			• Issue Resolution
		• Operations		• Commercial website design & maintenance
• Customer Service

84

Team Profile

Name	Function		Profile

Marshall Soura	Managing Director	•	Managed domestic and international Cash Management for BankBoston, Bank One, Bank of America, and Girard Bank

Phil Picillo	Cash Management Sales Director	•	Domestic and international cash management sales experience at Bank of Ireland, US Trust and BankBoston

Rosalin Sayre	Government Banking Director	•	Managed lending group at Fleet Bank. Retail Banking, Private Banking and Cash Management experience at BankBoston and Eastern Bank.

Dennis Dubois	International Banking Director	•	Managed Trade Finance sales and operations for Bank of America

Michael J. Cronin	Financial Institutions Director	•	Vice Chairman, Sovereign Audit Policy Committee; Boston Office Manager, Bank of Tokyo Mitsubishi; Previous roles at BankBoston

Cynthia Gadberry	Marketing Director	•	Director, Capital One’s Direct Marketing Group; Small Business Marketing Director, BankBoston; Commercial Marketing Director for Citizens Bank

Peter Castiglia	Customer Service Director	•	Cash Management product and marketing experience at Chase BankBoston, BayBank, and Chemical Bank

Leonard Goodman	Product Management Director	•	Product development and management experience at Chase, Wells Fargo, Bank One, and First Chicago

Eduardo Tobon	Business Management Director	•	Financial and strategic experience at Mitchell Madison Group and AT Kearney; Logistics and planning experience at Procter & Gamble

85

Global Solutions Group	Consultative Approach

CLIENT NEEDS

Cash Flow Expense Reduction Risk Mitigation

MARKET SEGMENTS	OBJECTIVES	FINANCIAL SOLUTIONS

Commercial Business Banking Financial Institutions Government Entities Colleges & Universities Non-profit Organizations	Expand Market Share Achieve Double Digit Growth	International Banking Cash Management Specialized Services

DELIVERY CHANNELS
250 Relationship Managers 200 Specialists 530 Community Banking Offices
Business Solution Center Telemarketing Group Internet Delivery

86

Solution Product Suite

Investments
Collections	Automated Investment Sweep Strategic Funds Manager	Disbursements
Zero Balance Account
Wholesale Lockbox
Retail Lockbox
Limited Access Account
Cash Services
Cash Concentration
Deposit Reconciliation
Wire Transfer
Automated Clearing House
Electronic Data Interchange Export Letters of Credit
Export Documentary Collections
Escrow Services	| Funds — Concentration — |	Zero Balance Account Controlled Disbursement Account Reconciliation Positive Pay Wire Transfer Automated Clearing House TaxCashe Import Letters of Credit Import Documentary Collections Escrow Services
Specialized Services	Automated Loan Sweep Loans	Online Information & Transactions
Sovereign Merchant Services Sovereign Payroll Services Sovereign Insurance & Benefits Management Structured Trade Finance		PC Cashe IRIS SovTrade SovTradeIQ

87

Competitive Edge Products

•	Controlled Disbursement
•	Teller Positive Pay
•	Retail Lockbox
•	IRIS
•	SovTrade & SovTradeIQ

88

Strategic Alliances
Cross-sell leverage

Sovereign Merchant Services
•	Alliance with First Data
•	Launched 11/01
•	70 Dedicated Specialists
•	14,500 Merchants
•	33% have Sovereign DDAs
•	$270 Million in Deposits

Sovereign Payroll Services Alliance with Ceridian
•	Launched 7/02
•	30 Specialists
•	800 Referrals
•	200 Closed Deals

Sovereign Insurance & Benefits Services Alliance with USI
•	Launched 1/03
•	60 Specialists
•	150 Referrals
•	7 Closed Deals
•	Rolled out Incentive Plan

89

Global Solutions Group	Growth Model

Key Highlights

$3.9 Billion in Deposits

$34 Million in Hard Dollar Fees

90

Global Solutions Group	Growth Model

Key Highlights

$3.9 Billion in Deposits

$34 Million in Hard Dollar Fees

91

Global Solutions Group	Growth Model

Key Highlights

$3.9 Billion in Deposits

$34 Million in Hard Dollar Fees

92

Capital Markets

Mission Statement - Provide financial engineering tools for our commercial clients and Sovereign’s balance sheet.

James J. Calla

Executive Vice President and Managing Director Capital Markets

Chairman Sovereign Securities Corporation, LLC

93

Product Offerings

•	Capital Markets
- Interest Rate Derivatives
- Foreign Exchange
- Money Market Sales & Trading
- Securitization
- Mergers & Acquisitions

•	Sovereign Securities Corporation, LLC
- Fixed Income Sales & Trading

94

Capital Markets	Functional Chart

Managing Director James Calla

|	|	|	|	|	|

Interest Rate Deriatives Brad Geist	Foreign Exchange Robert Murray	Money Markets Karen Howard	Securitization Charles Clark	Mergers & Acquisitions P Meyer & G Metz	Broker/ Dealer William Bass

• Interest Rate Derivatives	• FX Hedging	• U.S. Treasuries	• Structure & execute for Bank & customer	• Purchase & Sale Advisory Services	• Taxable Trading
• Interest Rate Floors & Collars	• Market Orders	• Federal Agency Securities		• Valuations	• Tax-free trading
• Options	• Int’l Wire Transfers	• CDs		• Fairness Opinions	• Amortizing product
• Treasury Locks	• Foreign Cash Letters	• Commercial Paper		• Due Diligence Projects	• Agency underwriting
	• Foreign Bank Drafts	• Money Market Funds

95

Team Profile

•	Very Experienced Management Team
•	8 Senior Managers
•	215 total years experience, 26.9 average years experience

96

Market Risk

•	Board approved Value At Risk limits (VAR)
•	Results are reviewed in real time by business unit managers
•	Results are reviewed daily by senior management
•	Management approved stop loss limits
•	Compliance officer dedicated to Capital Markets

97

Capital Markets Profitability

98

Agency Security Underwriting & Trading
•	Sovereign Securities Corporation, LLC (“SSC”) entered this market in September 2002 with an experienced team of two traders and three sales people
- Since September 2003, SSC has underwritten over $5 billion in U.S. Agency Debt
- Issuers include FHLB, FNMA, and FHLMC
- Distributed to regional broker dealers and institutional portfolio managers
- Currently ranked 27th of top 77 underwriters for 2003
- $3 billion underwritten in 110 issues for 2003

99

Agency Security Underwriting & Trading
Underwriter	Rank	Amount USD (in Millions)	Issues

Bank of America	23	4,575.2	69

RBC DainRauscher	24	3,745.8	128

Wachovia Corp	25	3,464.3	115

Nomura Securities	26	3,098.5	66

Sovereign Securities Corp	27	3,020.0	110

Wells Fargo Bank	28	2,894.7	133

NBC Capital Markets	29	2,758.1	99

Mizuho Securities	30	2,052.1	88

Amherst Securities	31	1,777.5	81

BNP Paribas	32	1,547.5	3

Griffin Kubik Stevens	33	1,052.5	44

SunTrust Robinson Humphrey	34	940.0	40

-

(Source: Bloomberg League Tables / Underwriter Rankings / Debt - U.S. Agency)

100

Summary

•	We have built a full service Capital Markets Group to satisfy all of our customer needs
•	We are as good, if not better, than any competitor in our marketplace
•	Our goal is to generate significant fee income for Sovereign Bank
•	The Capital Markets Group allows our commercial bankers to compete with other Super Regionals in our footprint

101

Consumer Banking

Lawrence M. Thompson, Jr., Esq.

Chief Administrative Officer and Vice Chairman, Sovereign Bancorp, Inc.

President, Consumer Banking Division and Chief Operating Officer, Sovereign Bank

102

Forward Looking Statements

•	This presentation contains statements of Sovereign’s strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value
•	These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements
•	Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company’s operations, pricing, products and services

103

Today’s Agenda

•	Vision and Mission
•	Performance Goals
•	2002 Business Line Results
•	Future Growth Opportunities

104

Vision

When consumers think of a bank that provides friendly, personalized service and a full range of financial products delivered to them at their convenience, they choose Sovereign

Mission

To understand and anticipate the financial needs of our customers and provide customized solutions resulting in the sale of 6+ products per household

105

Consumer Banking Executive Team

Name	Business Unit	Years In Banking	Prior Institutions

Scott Abercrombie	National Consumer Finance Group & Alternative Deliveries	29	CitiBank, Chase Bank (formerly Horizon Bank), Berkley Fed. Savings

Joe Blaston	Mortgage Banking	18	PSFS, Philadelphia Mortgage, Main Line Bank

Jim Cosman	Consumer Lending	30	Bay Bank, BankBoston

Charles Begley	Community Banking New England	14	Fleet Bank

Bruce Iacobucci	Community Banking Mid-Atlantic	33	Continental Bank, Midlantic Bank, PNC Bank

John McCarthy	Operations & A utomation Group	34	BankBoston

106

Performance Goals

Core Deposit Growth
•	Drive to maximize low-cost core deposit per branch
•	Achieve average compounded growth of 7-10% per year

Fee Income
•	Accelerate the growth of fee income
•	Strengthen the quality and diversity of NII through deposit fees, mortgage banking fees and sales of non-insured investments
•	Achieve compounded growth of 15% per year

Sales Improvement
•	Achieve 6+ sales per household by 2005

Market Position
•	Achieve a 1, 2 or 3 deposit market position in each micro market

107

Performance Goals

Consumer Loan Growth
•	Grow outstandings by 10% per year

Mortgage Loan Growth
•	Maintain outstandings at 20-25% of total loans

Productivity Improvements
•	Achieve 3-5% improvement in business line productivity per year
•	Build capabilities to drive continuous improvement

Service Quality
•	Be recognized by customers as offering World Class service

108

A Top-Tier Competitor in Our Markets

Deposit Market Share

Mid-Atlantic

1. Wachovia/First Union	16%
2. Fleet	11%
3. PNC	8%

4. Sovereign	6%

New England

1. Fleet	24%
2. Citizens	11%
3. State Street	9%

4. Sovereign	6%

Source: June 2002 FDIC deposit market share in counties where we have a branch presence

109

A Successful Financial Track Record

Core Deposits

($ Billion)
(Cost of Funds)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$16.1
$19.8
$19.9
1.78%
1.13%
0.93%
12/31/01
12/31/02
03/31/03

Actual Growth 2002 = 23%
Target Growth 2003 = 7% to 10%

Consumer Banking Fees

($ Million)
$200
$180
$160
$140
$120
$100
$157.5
$179.4
2001
2002

Actual Growth 2002 = 14%
Target Growth 2003 = 12% to 15%

110

Sustainable and Consistent Fee Income Growth

Sources of Consumer Banking Fees in 2002

Sources of Consumer Banking Fees in 2002

Other Fees
1%
Loan Fees
7%
Investment Fees
8%
83%
Deposit Fees

111

Opportunities: Selected Growth Initiatives

Red Carpet Initiatives

Improve Cross-Sell

Invest in High Growth Markets

112

Red Carpet Service

Red Carpet Champion
•	Rolled out January 2002
•	Service Guarantees instituted
•	Marketed to customers and team members
•	Client Relations Department established
•	Red Carpet Advisory Council formed
•	Red Carpet Champions awarded
•	27 Service Level Agreements tracked
•	Mystery Shops scored quarterly

113

First Year Results - Claims

114

Actions in 2003

Bankwide Service Level Agreements (Q2)

CBO Service Commitment (Q2)

Commitment Forms will include:
•	Making sure the branch representative understands the request
•	Branch rep. will take full responsibility to fulfill the request
•	Branch rep. will tell the customer what will happen next and when to expect the completed request
•	Branch rep. will provide periodic updates at least weekly until request is fulfilled
•	Branch rep. will communicate the completion of the request to the customer
•	Branch rep. will return a phone call or e-mail on same day if received by 3:00pm that day and if received after 3:00pm, by noon on the next day as long as the branch person is in the office
•	Branch rep. will escalate the request if necessary to ensure satisfaction

Cohen Brown Breakthrough Customer Service (Q3)

115

Customer Satisfaction Study

The Response Center recently sponsored a national study measuring satisfaction and loyalty among bank users.

They found that 72% of bank customers surveyed are satisfied with their bank, however, the Northeast scored only 66% of customers satisfied.

We commissioned them in May 2002 to conduct a Customer Satisfaction Study for Sovereign.

Overall, 88% of those customers who responded were satisfied with Sovereign!

•	The study included a survey which was conducted from May 22 through August 15, 2002, in which 14,922 responses were collected throughout the bank’s footprint.
•	Specific areas measured included: overall satisfaction, accuracy of transactions, cleanliness, courtesy, convenience of location, time waiting for transaction, safety and security and convenience of the branch hours.

116

How We Measure Products and Services Cross-Sell Ratio

In each household we count the number of accounts the customer has in each product and the number of services used in our delivery channels

Products		Services
•	Checking	•	Direct Deposit
•	Savings	•	ACH
•	Money Markets	•	NetBanking
•	CDs/IRAs	•	Electronic BillPay
•	Mortgages	•	Telephone Banking
•	Home Equity Loans and Lines	•	Check Orders
•	Auto Loans	•	Insurance
•	Credit Cards	•	CheckCard
•	......	•	......

	Generate balances or loan outstandings		Generate fee income or provide convenience

117

Continued Progress on Cross-Sell

Retail Accounts and Services per Household
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.52
4.46
4.62
4.88
4.98
5.20
6.00
1 Qtr '02
2 Qtr '02
3 Qtr '02
4 Qtr '02
1 Qtr '03
Target '03
Target '05

118

A Focus on High Value Customers

Average Household in the Top 1 % of Our Customer Base

•	$123K deposit balances
•	$71K loan outstanding
•	$5.6K revenue
•	9.45 accounts and services

119

A Focus on Cross-Sell Leads to Increased Revenue

Average Household Revenue and Cross-Sell Ratio

Customer Segment	Avg. Revenue/HH ($K)	Avg. Cross-Sell Ratio

Distinguished	$5.7	9.45
High Value	$1.2	7.55
Marginal	$0.2	4.51
Break-Even	-$0.1	3.30

120

Initiatives to Achieve Cross-Sell and Retention Targets

• Portfolio Banker Program
—	Business Banking Representatives (BBR’s)
—	Financial Relationship Specialists (FRS’s)
• Sovereign Customer Care Program
—	Loyalty and rewards
—	Relationship enhancement
• Deposit WAR (Win-Back, Acquisition, Retention)
—	Modeling program to monitor customer activities
—	“Early warning” tool for identifying potential attrition
—	Identify opportunities for cross-sell

121

Achieve Growth and Performance with Micro Market Management

Key Initiatives

Branch Network Optimization

Performance Management

122

The Relationship Between Market Share and Store Share

Branch Network Optimization

Traditional View

Market share
10% of
sales in
the market
10% of
stores in
the market
Share of
stores

Our View

Market share
At 15-20% store share, the retailer enjoys disproportionate returns
At 10-12% store share, store share and market share are equal
At low store share, market share really suffers
Share of
stores

Source: McKinsey & Company

123

Identify and Profile Micro Markets

Five Key Factors Used to Determine Market Attractiveness

•	Size of market
•	Average household wealth
•	Average household income
•	Market growth
•	Competitive density

124

We Have Segmented Our Markets into 125 Micro Markets

Sovereign’s Micro Markets

States	Micro Markets (#)
New Jersey	19
Pennsylvania	33
Mid-Atlantic	52
Massachusetts	50
Rhode Island	9
Connecticut	9
New Hampshire	5
New England	73
Sovereign’s Markets	125

125

Target Attractive Markets Where We Can Get to “Above Fair Share” With Reasonable Investment and Growth

126

Implement a Network Restructuring Program to Achieve Strong Market Positions in Selected Micro Markets

Sovereign Market Share Position

Market Share Rank	No. of Micromarket	% Tot. Micromarket
1	5	4%
2	18	14%
3	21	17%
4	26	21%
5	13	10%
Below 5	42	34%
Total	125	100%

127

Micro Market Plan: 2003 — 2005

Initial Target Markets
•	North Central New Jersey
•	West & North suburbs of Boston
•	Northeast Philadelphia

2003 - 2005 Actions
•	Identify and secure sites for 15 - 20 de novo CBOs
•	Divest 5 - 10 CBOs

128

Use Micro Market Data for Performance Management

Peer Groups

Goals and Incentives

Best Practice Identification

129

Consumer Lending Group

Jim Cosman Managing Director

130

Home Equity Lines/Loans

131

Auto Loans

132

Home Equity Loans/Lines

Delinquency

(% Outstanding)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.57%
2.26%
1.57%
2001
2002
2003 Qtr 1

Net Charge-Off

(% Outstanding)
2.0%
1.5%
1.0%
0.5%
0.0%
0.35%
0.22%
0.18%
2001
2002
2003 Qtr 1*

* annualized

133

Auto Loans

Delinquency

(% Outstanding)
4.0%
3.0%
2.0%
1.0%
0.0%
2.09%
1.52%
1.00%
2001
2002
2003 Qtr 1

Net Charge-Off

(% Outstanding)
1.5%
1.0%
0.5%
0.0%
0.76%
0.76%
0.80%
2001
2002
2003 Qtr 1 *

* annualized

134

Average LTV for Home Equity Loans

Average LTV (%)
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02

135

Average Credit Score for Consumer Lending

Average Score
800
775
750
725
700
675
650
625
600
Home Equity
Indirect Auto

	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	Jul-02	Aug-02	Sep-02	Oct-02	Nov-02	Dec-02
Home Equity	710	710	711	704	699	706	704	714	711	714	719	711
Indirect Auto	729	727	726	722	715	723	726	726	719	724	721	726

136

Consumer Lending Outstanding - 03/31/03

Total Outstanding: $8.8 Billion

Total Outstanding: $8.8 Billion

Other $0.3
3%
Auto Loans
$3.1
35%
62%
Home Equity
Lines/Loans
$5.4

137

Net Banking

Scott Abercrombie Managing Director

138

NetBanking Activity
•	Home page volume: 175,534 hits or 192.13% increase over March 2002
•	NetBanking enrollment: 246,695 customers, up 19.5%.
•	Household penetration: 22.97%, up 2.6% in last 90 days.

139

Profile of Sovereign Bank’s NetBanking and Bill Pay Customers:

Comparison of Sovereign Billpay Customers vs. Average of Four Competitors*

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
18-24 age
25-34 age
35-44 age
45-54 age
55+ age
4 Bank Average
Sovereign Bank

* Banc One, Charter Financial, Citibank, Citizens
Source: Compete, Inc.

140

Profile of Sovereign Bank’s NetBanking and Bill Pay Customers:

Comparison of Sovereign Billpay Customers vs. Average of Four Competitors*

50.000%
45.000%
40.000%
35.000%
30.000%
25.000%
20.000%
15.000%
10.000%
5.000%
0.000%
Income <$30 K
Income $30K-$60k
Income $60k-$100k
Income >$100k
4 Bank Average
Sovereign Bank

* Banc One, Charter Financial, Citibank, Citizens

Source: Compete, Inc.

141

Mortgage Banking

Joe Blaston Managing Director

142

Mortgage Banking Production Overview
•	Distribution Network
— 11 States (Primarily Within Bank Footprint)
— 6 Regional Retail Processing Centers
— Centralized Wholesale Center
— Call Centers In Reading and Providence
— $3.6 Billion In Closings In 2002 and $1.1 Billion In First Quarter 2003
•	Sales Staff
— 133 Retail Mortgage Development Officers
— 17 Wholesale Account Representatives
•	Support Staff
— 54 Retail Processing/closing
— 21 Wholesale Support/closing
— 30 Secondary Marketing
— 25 Underwriting/other

143

Mortgage Banking Fee Revenue

Category ($Millions)	Year Ended Dec. 31,02	Quarter Ended Mar. 31, 2003

Gain On Sale of Loans	$ 41,195	$ 17,952

Servicing Fee Income	$ 18,343	$ 4,190

Amortization	$(17,295)	$ (6,681)

Impairment	$(13,672)	$ (7,428)

TOTAL	$ 28,571	$ 8,033

144

Mortgage Banking

Cost to Originate Per Loan	Sovereign		Industry Average 2001
	Year 2002	Quarter 2003

Retail	$1,783	$1,849	$2,751

Wholesale	$ 599	$ 628	$ 902

Combined Cost	$1,308	$1,360	$2,247

145

Mortgage Banking - $3.6 Billion in Closings December 31, 2002

Wholesale
39%
61%
Retail

Other
4%
Mid-Atlantic
58%
38%
New England

Portfolio
29%
71%
Saleable

Purchase
41%
59%
Refinance

146

Mortgage Banking - $1.1 Billion in Closings March 31, 2003

Wholesale
42%
58%
Retail

Other
3%
Mid-
Atlantic
56%
41%
New
England

Portfolio
24%
76%
Saleable

Purchase
26%
74%
Refinance

147

Mortgage Banking Average Loan to Value Trending

148

Mortgage Banking Average Credit Score Trending Report

Score
735.000
730.000
725.000
720.000
715.000
710.000
705.000
700.000
695.000
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Retail
Wholesale

149

Mortgage Banking Servicing Overview

•	Portfolio Profile
— Located In Reading
— 84,000 Loans
— $8.6 Billion
— $6.2b for others (OMSR)
— $2.4b for own portfolio
— $102k Average Loan Size

•	Recognition
— FHLMC Tier One Award Winner In 2001 And 2002
— Only 29 Winners Out of 2,500 Servicers

150

Mortgage Loan Growth

•	Achieve top 5 origination status throughout geographic market area
•	Concentrate on higher margin products, FHA, VA and Alt A loans
•	Recruit and retain high production loan officers
•	Originate loans for portfolio and for sales
•	Achieve continuous improvement in origination and servicing efficiency

151

Risk Management

Dennis S. Marlo Chief Risk Management Officer M. Robert Rose Chief Credit Policy Officer

152

Risk Management Outline

•	Risk Management Structure/Philosophy	Marlo
•	Non-Credit Risk	Marlo
•	Credit Risk	Rose
— Early Stage Delinquencies
— Charge-Offs
— Allowance Coverage

153

Risk Management Structure/Philosophy

Enterprise Risk Management
|	|
Non-Credit Risk Functions	Credit Risk Functions

•	Primary Responsibility for Risk Management Rests with Individual Function or Unit
•	Oversight Provided in Risk Management Division

154

Non-Credit Risk
•	Operational
•	Market
•	Liquidity
•	Foreign Exchange
•	Compliance
•	Technology
•	Legal

Actively Monitored and Reviewed at Enterprise Level through Executive/Senior Management Committee Chaired by Chief Risk Management Officer

155

Credit Risk

•	Last Year’s Focus was Process/Culture Driven
•	Current Discussion on Patterns and Results

156

Credit Quality

•	Stable to Improving Credit Quality
•	Loss Rates Moderating in Q1
•	Reserve Coverages Ample
•	Cautious, but Positive Outlook

157

Residential Stable to slightly declining delinquency rates. Non-accrual down year over year.

158

Residential

•	Loan Demand Remains Strong
•	Foreclosure Rates Below National Averages
•	Loss Rates on Foreclosures Low Due to Strong Housing Demand

159

Consumer Stable to declining delinquency rates. Non-accrual down in Q1.

160

Consumer

•	Delinquency and Charge-Offs Improving (#’s and $’s)
•	New Account Credit Scores are Rising - Risk Based Pricing
•	Expect Loss Levels to Perform Consistently with Recent History

161

Commercial Non-accrual down $21MM (12%) since 6/30/02. Five quarter improvement in risk profile of loans considered “weak”.

162

Commercial Non-Accrual Loans ($ Millions)

Business Description

Electrical & Mechanical Contractor	$ 7.7
Small Office Building	6.3
Business Forms - Greeting Cards	4.9
Electroplating	4.7
Furniture Design - Distribution	4.5
Plastic Boxes - DVD, CD	3.9
Media Services - Advertising	3.6
Lumber Yard	3.7
Footwear Components	3.3
Residential Development	3.3

Top Ten Total	$ 45.9	31%
$1 - $3MM (16)	32.2	22%
Under $1MM	69.9	47%

TOTAL	$148.0	100%

163

Charge-Off Analysis ($ 000)

	2002		Q1 2003
Loan Type	Net C/Offs	Net C/Offs/ Avg Out	Net C/Offs	Net C/Offs Annualized

Residential	$ 7,661.16%		$ 792.08%
Consumer	$ 39,784.51%		$ 9,888.44%
Commercial	79,849.84%		22,029.88%

TOTAL	$127,294.58%		$32,709.56%

•	Home Equity	.20% in 2002 and .16% in Q1 2003 Annualized
•	Auto	.76% in 2002 and .80% in Q1 2003 Annualized

164

Net Charge-Offs - 2002 ($ Millions)

Business Description	Net C/Offs		Orig Date	Months to C/Off

Cheese Manufacturer	$15.5		10/98	41
Metal Fabricator - Telecom	11.3		2/00	29
Contract Circuit Boards	6.1		2/99	43
Trade Show Exhibits	4.1		3/00	28
Media Services - Publishing	3.4		5/99	42
Transportation - Aerospace Mfg	3.3		4/00	23
Dental Practice - Roll-Up	2.0		10/99	29
Dyeing	1.6		8/01	12
Media Services - Advertising	1.2		3/99	36
Heating Oil, Natural Gas	1.0		9/00	24

Top Ten Total	$49.5	62%		31 Avg
$500,000 - $1MM (8)	5.4	7%
Under $500,000	24.9	31%

TOTAL	$79.8	100%

165

Commercial Charge-Off Analysis

Corrective Steps Taken Since 2000
•	Leveraged Cash Flow, Roll-Up Type, Financing Stopped Q1 2000
•	Approval System Changed - Third Party Credit Officer Overview
•	More Due Diligence Done (Lexis/Nexis) on Customers
•	More Rigor in Commercial Asset Review Program
•	More Emphasis on Fraud Management
•	More Workout Staff Available
•	White-Papers on Significant Lending Segments
•	Board Credit Review Committee

166

Allowance for Loan & Lease Losses (ALLL) Coverage

	2002			Q1 2003
Loan Type	Net C/Off Avg Out	Reserve Rate	Multiple	Net C/Off Avg Out Annualized	Reserve Rate	Multiple

Residential	.16%	.38%	2.38x	.08%	.34%	4.25x
Consumer	.51%	.85%	1.67x	.44%	.93%	2.11x
Commercial	.84%	1.89%	2.45x	.88%	1.84%	2.09x
Total Loans	.58%	1.22%	2.10x	.56%	1.21%	2.16x
Unallocated	-----	.07%	-----	-----	.08%	-----

TOTAL	.58%	1.29%	2.22x	.56%	1.29%	2.30x

	Q1	Q2	Q3	Q4	Q1

ALLL/Total Loans	1.32%	1.31%	1.31%	1.29%	1.29%
ALLL/NPL’s	124%	120%	116%	129%	140%

167

Conclusions

•	Credit Quality Is a Critical Success Factor
•	Looking for Ways to Further Reduce Loss Rates in Each Loan Portfolio
•	In Tough Times, Stable to Improving Picture
•	Economic Picture Remains Mixed

168

Asset and Liability Management

Mark R. McCollom Managing Director of Corporate Planning, Sovereign Bancorp, Inc. Chief Financial Officer, Sovereign Bank

169

Forward Looking Statements

•	This presentation contains statements of Sovereign’s strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value
•	These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements
•	Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company’s operations, pricing, products and services

170

Operating and Cash Earnings Per Share

•	This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”)
•	Sovereign’s management uses the non-GAAP measures of Operation Earnings and Cash Earnings in their analysis of the company’s performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges.
•	Operating earnings in 2002 and 2003 represents net income adjusted for the after-tax effects of merger-related and integration charges and the loss on early extinguishment of debt
•	Cash earnings are operating earnings adjusted to remove the after-tax effect of amortization of intangible assets and stock-based compensation expense associated with stock options, restricted stock, bonus deferral plans and ESOP awards
•	Since certain of these items and their impact on Sovereign’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign’s core businesses
•	These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

171

Interest Rate Risk Management Overview

•	Sovereign’s interest rate risk management philosophy is to minimize the variability of net interest income across various likely interest rate scenarios, while at the same time maximize net interest income and net interest margin
•	To achieve these objectives, a comprehensive process is in place to identify and understand the risk to net interest income due to changes in interest rates
•	As a result, we are well positioned for rising interest rates

172

Maintaining Net Interest Margin in a Volatile Interest Rate Environment

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02
Dec-02
Feb-03
Net Interest Margin
Fed Funds

173

Stick to your Discipline

Corporate strategy has reduced the interest rate profile of the bank

•	Emphasis on increasing core deposits and reducing reliance on wholesale funding
•	Improving earning asset mix - away from mortgages and toward higher margin / shorter duration commercial and consumer loans
•	Reduced reliance on spread income / emphasis on increasing fee income
•	Growth in capital / pay down of holding company debt
•	Stay within policy guidelines

174

Interest Rate Risk Management Process

175

Interest Rate Risk Management

•	Interest rate risk is managed centrally by the Treasury Group with oversight by the Asset and Liability Committee
•	Management reviews various types of analysis to monitor interest rate risk, including net interest income sensitivity, market value sensitivity, repricing frequency of assets and liabilities and scenario analysis
•	Numerous assumptions are made to produce these analyses, including, but not limited to, assumptions on new business volumes, loan and investment prepayment rates, deposit flows, interest rate curves, economic conditions, and competitor pricing

176

Interest Rate Risk Management Process

Comprehensive process focused on analyzing risks:

(1)	Net interest income sensitivity due to changes in rates

Simulation is run monthly and may include up to 12 stress scenarios; including parallel shocks, flattening and steepening yield curves.

Helps management to better understand its risk, and is used to develop proactive strategies to ensure Sovereign is not overly sensitive to the future direction of interest rates.

(2)	Market value sensitivity due to changes in rates

Quarterly analysis that assess long-term interest rate risk

177

Interest Rate Risk Management Process

(3)	Gap analysis

Monthly analysis that monitors the relative repricing sensitivities of assets versus liabilities

(4)	Earnings Forecasting Process

Intensive team effort between Treasury, Finance and many other areas to forecast the balance sheet, income statement and capital ratios on a monthly basis.

Integrates decisions made in other committee meetings (i.e. pricing committees, Risk & Strategy, Business Line Review Meetings, etc.)

178

Well Positioned for Eventual Rise in Rates

•	If rates rise by 100 basis points, increase net interest income by 4.1% versus base case
•	If rates rise by 200 basis points, increase net interest income by 7.7% versus base case
•	The shape of the yield curve is important
•	Large core deposit portfolio is a very effective hedge against rising rates
•	$1.6 billion in borrowings extended through pay-fixed interest rate swaps, with an effective duration of 4.3 years

179

Rate Index Gap Analysis

•	On a quarterly basis, Sovereign analyzes the balance sheet by repricing indices
•	At December 31, 2002:
— $10.8 billion of assets are indexed to either Prime, Libor, or short-term Treasuries
— $4.2 billion of liabilities are variable rate
— 21% of core deposits are non-interest bearing, remainder re-price at Sovereign’s discretion

180

Variable Rate Asset Repricing Mix at December 31, 2002

Other
Treasuries
69% Investments
30% Residential
$2.4B
Libor
99% Commercial
$2.1B
$6.3B
Prime
74% Commercial
24% Consumer

181

Deposit Mix at March 31, 2003

CD's
25%
26%
Interest Bearing
DDA
Money Market
22%
16%
Non-Interest
Bearing DDA
11%
Savings

Core deposit repricing is at the discretion of Sovereign

182

Net Interest Income Sensitivity at 3/31/03

183

NPV as a % of PV of Assets at 12/31/02

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.37%
9.59%
10.48%
10.86%
Down 100
Base Case
Up 100
Up 200

184

Trended GAP Analysis

One Year Cumulative Gap (Positive)

One Year Cumulative Gap (Positive)
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-01
Mar-02
Jun-01
Sep-01
Dec-02
Mar-03

185

Overview of Investment Portfolio

186

Composition of Investment Portfolio

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
ARMs
CMOs
Passthroughs
Equity
Other

187

Key Factors Impacting Yield on Investment Portfolio

•	CMO’s comprise only 4% of total portfolio
•	GNMA 30-year MBS purchased in 2001 had better prepayment protection, being sold as rates fall
•	Three categories comprise 13% of the portfolio, yielding 7.37%:
— FNMA/FHLMC Preferred Stock is 6% of total portfolio at a yield of 7.87%
— AAA rated, Asset-backed Securities are 5% of total portfolio, yielding 6.33%
— Trust Preferred investments (bank names) are 2% of the portfolio at 8.35%

188

Total Book Basis - March 31, 2003
	Book Price	Mix	Average Life	Acctg Yield

ARMs	100.29	6%	1.72	5.07%
CMOs	99.87	4%	.78	5.92%
Pass- Throughs	100.28	73%	2.90	5.42%
Equity		10%		6.15%
Other	100.03	7%	6.53	6.57%

189

Derivatives

190

How Sovereign Uses Derivatives

•	Sovereign uses derivative instruments as part of its interest rate risk management process to manage risk associated with its mortgage banking activities, and to assist its commercial banking customers with their risk management strategies
•	Derivative instruments are used to mitigate the impact of interest rate movements on the value of certain liabilities, assets and on probable future cash outflows
•	These instruments primarily include interest rate swaps that have underlying interest rates based on key benchmark indices

191

Derivative Activities

•	Sovereign’s derivative portfolio is “Plain Vanilla”
— $1.6 billion pay-fixed swaps hedging short-term borrowings
— $ .6 billion receive-fixed swaps hedging CD’s
•	Sovereign’s derivative portfolio also includes:
— mortgage banking interest rate lock commitments and forward sale commitments used for risk management purposes
— derivatives executed with commercial banking customers, primarily interest rate swaps and foreign exchange futures, to facilitate their risk management strategies

192

Mortgage Servicing Rights

•	An impairment reserve is recorded in the period in which the impairment occurs; the reserve for impairment is adjusted periodically based on changes in the expected prepayment speeds of the underlying loans
•	At March 31, 2003, the net mortgage servicing rights asset was $52 million, and the total servicing portfolio was $6.2 billion
•	Due to increased prepayment speeds, an impairment charge has been recorded in each quarter since June 2002; as rates begin to rise, we should see some of this impairment begin to reverse

193

Summary - Stick to your Discipline (Part II)

•	Sovereign has turned down many strategies which would increase Net Interest Income in the short-term, but change our broader risk profile:
— Swap subordinate debt to floating
— 30-year MBS versus 15-year
— Change +200 NII profile to neutral
— Terminate negative-carry swaps
•	As mentioned earlier, it’s important to stick to your discipline. We believe the economy will turn around; when that does happen, Sovereign is in the position to benefit.

194

Financial Overview

James D. Hogan

Chief Financial Officer, Sovereign Bancorp, Inc.

195

Forward Looking Statements

•	This presentation contains statements of Sovereign’s strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value
•	These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements
•	Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company’s operations, pricing, products and services

196

Operating and Cash Earnings Per Share

•	This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”)
•	Sovereign’s management uses the non-GAAP measures of Operation Earnings and Cash Earnings in their analysis of the company’s performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges.
•	Operating earnings in 2002 and 2003 represents net income adjusted for the after-tax effects of merger-related and integration charges and the loss on early extinguishment of debt
•	Cash earnings are operating earnings adjusted to remove the after-tax effect of amortization of intangible assets and stock-based compensation expense associated with stock options, restricted stock, bonus deferral plans and ESOP awards
•	Since certain of these items and their impact on Sovereign’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign’s core businesses
•	These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

197

First Quarter 2003 Financial Highlights

•	Net Income of $76m, up 16% from 1Q02; earnings per diluted share of $.27
•	Operating Earnings of $95m, up 19% from 1Q02; operating earnings per diluted share of $.34. Excludes an after-tax charge of $18.8m, or $.07 per diluted share, for the early extinguishment of $302m of Sovereign debt.
•	Cash Earnings of $110m, up 15% from 1Q02; cash earnings per diluted share of $.39
•	Consumer Banking Fee Income up 25% from 1Q02
•	Commercial Banking Fee Income up 11% from 1Q02
•	Improved Asset Quality

198

What to expect in the second quarter of 2003...

•	Net Income of $.34 to $.36 per fully diluted share expected in the second quarter of 2003
•	Maintain net interest margin at +/- 5 basis points to the first quarter of 2003 at 3.50%
•	Anticipate NCOs to continue in the range we have been experiencing the past two quarters 56 bps
•	Expect an efficiency ratio in the range of 52.0% to 52.5%
•	Moderate growth in interest earning assets

199

What to expect for the remainder of 2003...

•	Net Income of $1.37 to $1.38 per diluted share
•	Operating earnings of $1.44 to $1.45 per diluted share
•	Cash earnings of $1.59 to $1.60 per diluted share
•	Capital expansion - although we did not experience capital expansion in the first quarter, we do anticipate ~ 50 - 65 bps. of Tier 1 Capital expansion at the Holding Company in 2003
•	Efficiency ratio in the 52.0% to 52.5% range
•	Stable to decreasing NCOs

200

Goals for 2003 and Beyond

•	Retire high-cost BHC debt
•	Improve capital and asset quality
•	Strive for further rating agency upgrades
•	Achieve double-digit growth in year-to-year earnings
•	Expect double-digit growth in stock appreciation

201

$2.00 by 2005 Update

202

$2.00 by 2005

In March 2001, Sovereign announced an EPS target of ~ $2.00 per share within five years and outlined a strategy, the Five Point Plan, which would result in achieving financial and business goals.

203

The Five Point Plan...Keys to Success

•	Increase Fee-based Revenues by ~ 15% on average a year
•	Grow Low-cost Core Deposits by 7% - 10% annually, on average
•	Retire high-cost holding company debt by 2006
•	Grow Consumer and Commercial Loans by 8% - 10% annually, on average
•	Limit Operating Expense growth to 6% - 7% annually, on average

204

GAAP EPS Goals Communicated in 2001

Year	GAAP EPS Goals	Actual/ Guidance

2002	$1.20 - $1.25	$1.23*

2003	$1.40 - $1.45	$1.37 - $1.38

2004	$1.65 - $1.75

2005	$1.90 - $2.00

*	2002 Actual GAAP EPS includes $.03 of stock option expense

205

Operating EPS* Goals Communicated in 2001
Year	Operating EPS* Goals	Actual/ Guidance

2002	$1.25 - $1.30	$1.28

2003	$1.40 - $1.45	$1.44 - $1.45

2004	$1.65 - $1.75

2005	$1.90 - $2.00

*	Operating earnings represent GAAP net income adjusted for the after-tax effects of merger-related integration charges, of $.05 per diluted share, in 2002 and the loss on early extinguishment, of debt of $.07 per diluted share, in 2003

206

Cash EPS* Goals Communicated in 2001
Year	Cash EPS* Goals	Actual/ Guidance

2002	$1.45 - $1.50	$1.51

2003	$1.55 - $1.60	$1.59 - $1.60

2004	$1.75 - $1.85

2005	$2.00 - $2.10

*	Cash earnings are operating earnings adjusted to remove the after-tax effect of amortization of intangible assets and stock-based compensation expense associated with stock options, restricted stock, bonus deferral plans and ESOP awards

207

$2.00 by 2005 - An Evolution

•	Sovereign’s assumptions underlying ~$2.00 by 2005 have changed materially since this plan was formally launched to investors in March of 2001
•	Interest rates have declined by 350 basis points
•	The economy was assumed to be fair to good, and we have seen a weakening in both domestic and international markets
•	Geopolitical risks and corporate scandals have exacerbated market volatility

208

Management’s Thoughts On Achieving ~$2.00 by 2005 Today

Management is still committed to ~ $2.00 by 2005 as a stretch goal; however, if the current economic environment remains for an extended period, then longer-term estimates may need to be adjusted.

209

$2.00 by 2005 - One Possibility Compounded Annual Growth Rate from 2002

$2,000
$1,500
$1,000
$500
$0
8.3%
$1,475
NII
7.5%
$550
Fee
Income
6.4%
Provision
$170
5.6%
Operating
Expenses
$970
-11.3%
Other
Expenses
$100
21.2%
Tax
$235
Net
Income
$550
15.6%
$7.39
$6.77
$5.37
$3.21
$2.86
$2.00
NII
Total Revenue
Less Provision
Less G&A
Expense
Less Other
Expenses
Net Income

210

One Possibility...continued

Achieves:
•	Efficiency ratio of 48.0%
•	Tier 1 Leverage of 6.50% - 7.00%
•	Earning asset growth of 7%
•	Earnings per share of ~ $2.00 by 2005

211

Net Interest Income

•	Loan and deposit growth have been on target for 2001 and 2002
•	Sovereign’s A/L profile continues to position for rising rates
•	Loan growth in this scenario is assumed to be ~ 8% annually, on average, through 2005
•	Single-digit deposit growth assumed annually through 2005, in this scenario

212

Loan Loss Provision

•	Current economy has increased credit losses across all categories
•	2002 net charge-offs were 58 bps of average loans; 2003 assumes ~ 50 bps
•	Sovereign is focusing on business mix, policies and procedures, and staffing models to bring charge-offs down
•	We are constantly asking ourselves, “Are we getting paid properly for the risk we bear?”

213

EPS Sensitivity to Net Charge-offs*

Net Charge-offs to Average Loans

	2003	2004	2005
2002 Actual	.59%	.59%	.59%

.35%	$.157	$.164	$.183
.40%	$.125	$.129	$.146
.45%	$.092	$.094	$.108
.50%	$.060	$.059	$.071
.55%	$.027	$.024	$.033
*	Assumes lower NCO’s equate to lower loss provisioning dollar-for-dollar

214

Fee Income

•	Very solid growth in 2002 - 14% in consumer banking fees, 25% in commercial banking fees; trends continuing in first quarter 2003
•	Several opportunities still in early stages of growth cycle (Global Solutions, Capital Markets, Wealth Management)
•	Future consumer growth predicated on net customer growth
•	Absent acquisition, it will be challenging to move fee-based revenues beyond 30% of total revenue

215

EPS Sensitivity to Non-Interest Income

	Non-Interest Income*
	2003	2004	2005
Baseline Assumption
	8%	8%	8%

10%	$.018	$.020	$.023

15%	$.066	$.072	$.080

20%	$.115	$.124	$.137
*	Excludes security gains

216

Operating Expenses

•	G&A expenses, adjusted for the Main Street acquisition and expensing of options, were essentially flat from 2001 to 2002
•	Expense control remains a daily focus
—	Continue to search for efficiency improvements and implement cost saves
—	$2 revenue for each $1 expense an absolute minimum

217

EPS Sensitivity to Operating Expenses

Total Operating Expenses

	2003	2004	2005

Baseline Assumption	6%	6%	6%

2%	$.083	$.088	$.095

3%	$.063	$.066	$.071

4%	$.042	$.044	$.048

6%	$.000	$.000	$.000

8%	($.041)	($.044)	($.046)

218

Sovereign’s Value Proposition

•	Based on the SOV closing price of $15.45 on 4/30/03, SOV is trading at about 9.7 times projected 2003 Cash EPS of $1.59 to $1.60 and 10.7 times projected 2003 Operating EPS of $1.44 to $1.45
•	Valuation discount to Lehman mid-cap regional bank peers is 16% on 2003 operating earnings
•	Sovereign Bancorp’s tangible equity capital to increase in excess of $100 million per quarter
•	Sovereign Bancorp’s Tier 1 Tangible Capital expected to be about 7% by year-end 2005

219

Executive Management

Jay S. Sidhu

Chairman, President and Chief Executive Officer

Jay S. Sidhu was named chairman in April of 2002, and has been president and chief executive officer of Sovereign Bancorp, Inc., and Sovereign Bank, since 1989. Prior to joining Sovereign in 1986 as vice chairman and chief operating officer, he held management positions at Independence Bancorp, Inc., Bucks County Bank, and Chemical Bank, NJ.

Under Mr. Sidhu’s stewardship, Sovereign has grown from a local savings bank with a few hundred million in assets into a $40 billion super-regional banking institution. Currently, Sovereign is among the 25 largest banking institutions in the country. In January of 2002, Sovereign was named to The Forbes Platinum 400, a prestigious list of 400 companies that the financial magazine considers to “have the best balance of long- and short-term financial performance.”

Mr. Sidhu has been recognized as Financial World’s CEO of the Year and was a 1996 Turnaround Entrepreneur of the Year, Berks Chamber of Commerce Large Business Leader of the Year, and Caron Foundation’s Citizen of the Year. He has a MBA from Wilkes University and has completed numerous education development programs including the Presidents’ Course at Harvard Business School.

220

Executive Management

Joseph P. Campanelli

Vice Chairman, Sovereign Bancorp

Joe Campanelli was appointed Vice Chairman of Sovereign Bancorp in September of 2002. He also was named President & COO of Sovereign Bank New England in December of 1999. In addition to establishing strategy and executing business line initiatives, Joe is also a member of Sovereign Bank’s Office of the CEO. He played an active role in the acquisition and conversion of the Fleet divested business units.

Subsequent to graduating from Babson College with high distinction, he began his banking career in Hartford, CT, in 1979. Prior to joining Sovereign Bank in September of 1997, Joe spent almost 20 years serving in a variety of executive positions with both Fleet and Shawmut Bank. Over the years, he has been instrumental in establishing key economic development programs with a variety of agencies and industry groups. He serves as a Director of the Commercial Finance Association, Massachusetts Business Development Corporation and a Trustee of Tufts New England Medical Center.

221

Executive Management

John P. Hamill

Chairman and Chief Executive Officer, Sovereign Bank New England Division

John Hamill was named Chairman & CEO of Sovereign Bank New England on January 10, 2000.

Mr. Hamill most recently served as President of Fleet National Bank, Massachusetts for eight years. Previously, he spent more than twelve years with Shawmut Bank as President. Prior to joining Shawmut, he served as President and Chief Executive Officer of Banc One Trust Company. John began his banking career in 1965 as Deputy General Counsel at Chemical Bank in New York.

Mr. Hamill earned a B.A. degree from the College of Holy Cross and a J.D. and LL.M degree in Taxation from New York University. He received a Doctor of Law Honorary degree from Emmanuel College in May 1995 and a Doctor of Business Administration degree from Curry College in May 2001. He is also a recipient of the 1996 Robert B. McKay Award, New York University School of Law.

222

Executive Management

James D. Hogan

Chief Financial Officer, Sovereign Bankcorp, Inc.

Jim Hogan joined Sovereign Bancorp in April, 2001, as its Chief Financial Officer with responsibilities for all financial, accounting, treasury and reporting functions. Jim also serves as a member of Sovereign’ Office of the Chairman.

Mr. Hogan graduated from Miami University in Ohio with a Bachelor of Science Degree in Accounting and is a Certified Public Accountant. He came to Sovereign from Firstar Bancorp where he served as Executive Vice President and Controller. Jim started his banking career in 1970 as a Bank Audit Specialist with Coopers & Lybrand. He also served as Controller of the Idaho First National Bank prior to joining Firstar in 1987.

He is currently a member of the Financial Managers Society and serves on the Board of the United Way of Berks County.

223

Executive Management

Jim Lynch

Chairman and Chief Executive Officer, Sovereign Bank - Mid Atlantic

Jim Lynch joined Sovereign Bank as the Chairman and CEO of the Mid-Atlantic Division in September of 2002.

Mr. Lynch began his banking career in 1968. As a student at La Salle University, Mr. Lynch worked part time at First Pennsylvania Bank until his graduation in 1971. He entered the bank’s management training program and moved over to rival Continental Bank in 1976 as an Assistant Vice President. He held various positions, primarily in commercial lending, and became Vice Chairman of the Board of Continental in 1986. He also served as Continental Bank’s President from 1992 to 1994. After Continental Bank’s merger with Midlantic Bank, Mr. Lynch became an Executive Vice President of Midlantic Bank, responsible for Midlantic’s Pennsylvania and South Jersey operations. He joined Prime Bank in 1996 as President and Chief Executive Officer. He became Chairman in 1997. During his three years at Prime, the bank grew in size, profitability and market value. Prime was purchased by Summit Bancorp in August, 1999 and Summit merged with FleetBoston Financial in March, 2001.

224

Executive Management

Dennis S. Marlo

Credit Risk Management Officer

Dennis S. Marlo is Sovereign Bancorp, Inc. and Sovereign Bank’s Chief Risk Management Officer and Executive Vice President and a member of Sovereign’s Office of the Chairman. He came to Sovereign in 1998 through its merger with ML Bancorp, Inc. and served as Sovereign’s Chief Financial Officer & Treasurer until April 2001. Previously he was President and Chief Executive of ML Bancorp, Inc. and its wholly-owned subsidiary, Main Line Bank, a $2.4 billion financial services provider with business center locations in Bucks, Chester, Delaware and Montgomery counties in the greater Philadelphia Region. Prior to his association with ML Bancorp, Inc. in 1989, Mr. Marlo served for twenty-five years with KPMG Peat Marwick and predecessor organizations where he retired as a partner in the firm.

Mr. Marlo is currently on the National Board of Directors of the Financial Managers Society in Chicago, the Board of Directors of the Federal Home Loan Bank of Pittsburgh and a member of the Financial Executive International and the American and Pennsylvania Institute of Certified Public Accountants.

He holds a Bachelor of Science Degree in Accounting from LaSalle University, and completed the Graduate School of Community Bank Management with University of Texas at Austin.

225

Executive Management

Lawrence M. Thompson, Jr.

Vice Chairman and Chief Administrative Officer Sovereign Bancorp, Inc. Chief Operating Officer & President Consumer Banking Division Sovereign Bank

Lawrence M. Thompson, Jr. is Vice Chairman and Chief Administrative Officer of Sovereign Bancorp, Inc. and Chief Operating Officer and President of Sovereign Bank’s Consumer Banking Division. He has executive responsibility for Sovereign’s 525 retail community banking offices, Consumer Lending, Mortgage Lending, the Operations and Automation Group, and Client Relations. He joined the Bank in 1984 as General Counsel and Secretary and has served in various senior and executive management positions, including Chief Lending Officer and Director of Mergers and Acquisition Integrations and Support. He is the President of the Sovereign Bank Foundation and the Sovereign PAC, serves on the Board of Directors of the Greater Berks Community Development Fund, is a member of the Pennsylvania Bankers Association Governing Council, a member of the Board of Trustees of Alvernia College, and a member of the Executive Board of the Boy Scouts of America’s Hawk Mountain Council.

Mr. Thompson is also a member of the Pennsylvania State Bar Association. Prior to his current affiliation, Mr. Thompson was employed by the Pennsylvania Department of Revenue and had been in private legal practice. He holds a Bachelor of Arts degree from Allegheny College and a law degree from Cleveland Marshall College of Law.